UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2009

KBL HEALTHCARE ACQUISITION CORP. III
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33583	20-8191477
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

380 Lexington Avenue, 31st Floor, New York, New York	10168
(Address of Principal Executive Offices)	(Zip Code)

212-319-5555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

KBL HEALTHCARE ACQUISITION CORP. III (“KBL”) AND PRWT SERVICES, INC. (“PRWT”) ARE HOLDING PRESENTATIONS FOR CERTAIN OF KBL’S STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING KBL SECURITIES, REGARDING THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, AS DESCRIBED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2009, AS SAME IS AMENDED OR SUPPLEMENTED FROM TIME TO TIME. SUCH DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K PREVIOUSLY FILED ON MARCH 17, MARCH 19, APRIL 30, MAY 6, MAY 8, MAY 18, JUNE 1, JUNE 2, JUNE 3, JUNE 24 AND JULY 9, 2009 AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CITIGROUP GLOBAL MARKETS, INC. (“CITIGROUP”), JEFFERIES & COMPANY, INC. (“JEFFERIES”) AND EARLYBIRDCAPITAL, INC. (“EBC”), EACH AN UNDERWRITER OF KBL’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2007, ARE ASSISTING KBL IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF THEIR OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED $4,140,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF KBL’S BUSINESS COMBINATION. FURTHER, KBL HEALTHCARE MANAGEMENT, INC. (“KHMI”), AN AFFILIATE OF CERTAIN OF THE EXECUTIVE OFFICERS AND DIRECTORS OF KBL, HAS ENTERED INTO A GENERAL ADVISORY AGREEMENT WITH PRWT, WHICH WILL BECOME EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, UNDER WHICH KHMI WOULD BE PAID A FEE OF $250,000 PER YEAR IN CONNECTION WITH SERVICES TO BE RENDERED TO PRWT, AND CERTAIN OF PRWT’S OFFICERS WILL ENTER INTO NEW EMPLOYMENT AGREEMENTS TO BE EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION.

KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR RESPECTIVE AFFILIATES, MAY ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF KBL IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS.

KBL AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS AND PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF KBL STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF KBL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ KBL’S AND PRWT’S DEFINITIVE PROXY STATEMENT/PROSPECTUS, AS MAY BE AMENDED OR SUPPLEMENTED IN CONNECTION WITH KBL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENT/PROSPECTUSES CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ KBL’S FINAL PROSPECTUS, DATED JULY 19, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE KBL OFFICERS AND DIRECTORS AND OF CITIGROUP, JEFFERIES AND EBC, AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO KBL STOCKHOLDERS AS OF THE RECORD DATE TO VOTE ON THE ACQUISITION. STOCKHOLDERS ARE ALSO ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: KBL HEALTHCARE ACQUISITION CORP. III, 380 LEXINGTON AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10168. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

Item 1.01.	Entry into a Material Definitive Agreement.

As of the close of business on July 15, 2009, KBL Healthcare Acquisition Corp. III (the “Registrant”) had entered into agreements to purchase 7,217,911 of the shares of its common stock sold in its initial public offering (“Public Shares”), in privately negotiated transactions from 15 stockholders who would otherwise vote against the Registrant’s proposed merger described in its proxy statement/prospectus dated June 26, 2009, for an aggregate of $56,636,060.46.  Pursuant to such agreements, the holders have agreed to give the Registrant’s management proxies to vote their Public Shares in favor of the merger proposal, which will revoke any prior proxies voted against the proposal.  It is possible that further such agreements may be entered into prior to the special meeting of stockholders on similar terms.  The closing of such purchases will be effected on the date the merger is closed, out of the funds that are presently in the Registrant’s trust account and will be released as a result of the merger.  Such shares represent approximately 41.8% of the Registrant’s Public Shares.

The Registrant has also entered into an agreement with Victory Park Capital Advisors, LLC (“Victory Park”) pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and the Registrant will use their reasonable best efforts to purchase Public Shares from third parties in private transactions. Pursuant to the agreement, KBL shall pay Victory Park a fee of 1.0% of the value of all shares purchased by Victory Park from third parties. All shares purchased as a result of this arrangement will be voted by Victory Park in favor of the merger proposal.  Through the close of business on July 15, 2009, Victory Park had purchased no shares pursuant to the agreement.

The Registrant believes that the agreements with the holders to enable the Registrant’s management to vote in favor of the merger proposal in return for the commitment that their Public Shares would be purchased upon closing of the merger and the agreement with Victory Park are the most cost-effective methods to achieve approval of the merger proposal.  However, it is possible that other arrangements described in the proxy statement/prospectus for the acquisition of Public Shares or to provide incentives to holders of Public Shares to vote in favor of the merger proposal may be utilized.  See the section of the proxy statement/prospectus entitled “The Merger Proposal – Actions That May Be Taken to Secure Approval of KBL’s Stockholders.”

On July 13, 2009, the Registrant issued a press release announcing that it had entered into certain of the agreements to purchase the Public Shares and the agreement with Victory Park described in this Current Report.  The press release is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On July 15, 2009, the Registrant issued a press release announcing that its special meeting of stockholders originally scheduled for July 16, 2009 at 10:00 a.m. eastern time, was postponed until 10:00 a.m. on Friday, July 17, 2009.  The meeting is taking place at its original location, at the offices of Graubard Miller, KBL’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174.  The press release is attached hereto as Exhibit 99.2.

The information furnished under this Item 8.01, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of KBL, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release, dated July 13, 2009.

99.2	Press Release, dated July 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2009
KBL HEALTHCARE ACQUISITION CORP. III

By:	/s/ Michael Kaswan
Michael Kaswan
Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated July 13, 2009.

99.2	Press Release, dated July 15, 2009.